UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
INTERNATIONAL GAME TECHNOLOGY
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	001-10684 (Commission File Number)	88-0173041 (IRS Employer Identification No.)
9295 Prototype Drive, Reno, Nevada 89521
(Address of Principal Executive Offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 21, 2007, International Game Technology (the “Company”) announced that Maureen T. Mullarkey, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, will retire following the scheduled expiration of her employment contract in January 2008. The Company plans to undertake a search for Ms. Mullarkey’s successor. A copy of the press release announcing Ms. Mullarkey’s retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In connection with Ms. Mullarkey’s decision to retire, the Company and Ms. Mullarkey have entered into a Retirement Agreement, dated February 21, 2007. Under the terms of the Retirement Agreement, Ms. Mullarkey will remain in her current role as Executive Vice President, Chief Financial Officer and Treasurer until her successor has been selected and then will serve in a transition capacity through the remainder of the term of her employment agreement. Ms. Mullarkey will continue to receive her salary and other benefits through the term of her employment agreement as provided there under. However, Ms. Mullarkey’s bonus opportunity with respect to the Company’s fiscal year ending on or about September 30, 2007, and any period thereafter but prior to the January 22, 2008, shall be determined by the Compensation Committee of the Company’s Board of Directors in its sole discretion, and in each case without regard to services performed by Ms. Mullarkey after the date her successor is appointed and employed by the Company. Any bonus paid to Ms. Mullarkey will not be subject to deferral. The terms of Ms. Mullarkey’s outstanding equity awards have not been modified by the Retirement Agreement and, accordingly, any portion of her stock options and restricted stock awards that have not vested as of the close of business on January 22, 2008 will be forfeited. This description of the Retirement Agreement is a summary and is qualified in its entirety by the terms of the Retirement Agreement, a copy of which is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

10.1	Retirement Agreement dated February 21, 2007, by and between the Company and Maureen Mullarkey.

99.1	Press Release dated February 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: February 22, 2007	By:	/s/ David D. Johnson
David D. Johnson
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

10.1	Retirement Agreement dated February 21, 2007, by and between the Company and Maureen Mullarkey.

99.1	Press Release dated February 21, 2007.